UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

(Date of Earliest Event Reported) May 13, 2014

West Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35846	47-0777362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

West Corporation Amended and Restated 2013 Long-Term Incentive Plan

At the 2014 annual meeting of stockholders of West Corporation (the “Company”) held on May 13, 2014 (the “2014 Annual Meeting”), the Company’s stockholders approved the performance measures in the West Corporation Amended and Restated 2013 Long-Term Incentive Plan (the “Plan”), which had been previously approved by the Company’s board of directors (the “Board of Directors”), subject to stockholder approval.

Stockholders approved the performance measures under the Plan so that certain compensation paid under the Plan may qualify as performance-based compensation in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Stockholders were not asked to approve an increase in the number of shares available under the Plan. The Plan allows for the grant of performance-based compensation. The grant, vesting, crediting and/or payment of performance-based compensation, if any, is based or conditioned on the achievement of objective performance measures established by the Compensation Committee of the Board of Directors (the “Compensation Committee”). The performance measures to be used under the Plan will be one or more of a number of corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement. Under the Plan, the Company may grant: (i) nonqualified stock options; (ii) incentive stock options; (iii) stock appreciation rights; (iv) restricted stock and restricted stock units; and (v) performance units (collectively, “Awards”).

The purposes of the Plan are to (i) align the interests of the Company’s stockholders and those eligible for Awards, (ii) attract and retain directors, officers, other employees and consultants, and (iii) motivate such persons to act in the long-term interests of the Company and its stockholders. The Compensation Committee administers the Plan and will designate the eligible award recipients under the Plan. Officers, other employees, consultants and non-employee directors of the Company and its subsidiaries and persons expected to become any of the foregoing are eligible to participate in the Plan, in the sole discretion of the Compensation Committee.

The Plan initially reserved 8,500,000 shares of Company common stock for the issuance of Awards. In the event that any outstanding Award expires or terminates without the issuance of shares or is otherwise settled for cash, the shares allocable to such Award, to the extent of such expiration or termination of such Award or settlement for cash, will again be available for issuance. The number of performance-based awards granted under the Plan in any year is subject to the Compensation Committee’s discretion.

A summary of the Plan, including the performance measures, can be found on pages 41 through 44 of the definitive proxy statement for the 2014 Annual Meeting, filed with the Securities and Exchange Commission on April 11, 2014 (the “2014 Proxy Statement”), which summary is incorporated herein by reference. That summary and the foregoing description of the Plan are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

West Corporation Amended and Restated Executive Incentive Plan

At the 2014 Annual Meeting, the Company’s stockholders also approved the West Corporation Amended and Restated Executive Incentive Plan (the “Executive Incentive Plan”), which had been previously approved by the Board of Directors, subject to stockholder approval.

The Executive Incentive Plan, as approved, is intended to qualify for exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended. The purpose of the Executive Incentive Plan is to (i) attract, motivate and retain officers of the Company and its subsidiaries and divisions who have significant responsibility for the growth and long-term success of the Company by providing them with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded during a performance period and (ii) provide for the payment of other special bonus awards. The Executive Incentive Plan is administered by the Compensation Committee.

All officers of the Company and its subsidiaries and divisions may be designated for participation in the Executive Incentive Plan and eligible to receive incentive awards based on the achievement of objective performance goals for performance periods commencing on or after January 1, 2015, subject to any other terms and conditions established by the Compensation Committee for each performance period. The Compensation Committee will designate the eligible officers who will participate in the Executive Incentive Plan for a specified performance period. A participant may receive an award under the Executive Incentive Plan based upon achievement of a performance goal or goals using one or more objective corporate-wide or subsidiary, division, operating unit or individual measures. Any awards granted under the Executive Incentive Plan will be determined by the Compensation Committee.

A summary of the Executive Incentive Plan can be found on pages 44 through 46 of the 2014 Proxy Statement, which summary is incorporated herein by reference. That summary and the foregoing description of the Executive Incentive Plan are qualified in their entirety by reference to the text of the Executive Incentive Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s 2014 Annual Meeting held on May 13, 2014, the stockholders of the Company: (i) elected the persons listed below to serve as directors of the Company for a three-year term; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014; (iii) on an advisory basis, voted in favor of the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the 2014 Annual Meeting; (iv) on an advisory basis, voted in favor of holding an advisory vote to approve named executive officer compensation every year; (v) voted to approve the performance measures in the Plan; and (vi) voted to approve the Executive Incentive Plan. In light of the voting results regarding how frequently the Company should include a stockholder vote on the compensation of its executives in its proxy materials (the “Frequency Vote”), the Company has decided to include a stockholder vote on the compensation of its executives in its proxy materials every year until the next required Frequency Vote. The final voting results for the matters voted upon at the 2014 Annual Meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas B. Barker	75,649,398	3,575,523	1,642	1,182,694
Anthony J. DiNovi	72,559,968	6,664,553	2,042	1,182,694

Proposal 2: Ratification of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,367,259	36,395	5,603	—

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,826,588	395,992	3,983	1,182,694

Proposal 4: Advisory Vote on the Frequency of Advisory Votes to Approve Named Executive Officer Compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
76,463,460	2,156,370	503,202	103,531	1,182,694

Proposal 5: Approval of the Performance Measures in the Amended and Restated 2013 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,563,521	4,656,004	7,038	1,182,694

Proposal 6: Approval of the Performance Measures in the Amended and Restated Executive Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,987,806	4,231,562	7,195	1,182,694

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	West Corporation Amended and Restated 2013 Long-Term Incentive Plan.

10.2	West Corporation Amended and Restated Executive Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: May 15, 2014	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	West Corporation Amended and Restated 2013 Long-Term Incentive Plan.

10.2	West Corporation Amended and Restated Executive Incentive Plan.